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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 17, 2001

                                 AMTRAN, INC.
            (Exact name of registrant as specified in its charter)

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           INDIANA                    000-21642                35-1617970
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification Number)

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                          7337 West Washington Street
                             Indianapolis, Indiana
                                     46231
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

     On May 17, 2001, Amtran, Inc. ("Amtran") was served with a complaint, filed with the Marion County, Indiana Superior Court, pursuant to a shareholder lawsuit by M. Todd Seis.

     On May 17, 2001, Amtran was served with a complaint, filed with the Marion County, Indiana Superior Court, pursuant to a shareholder lawsuit by David Schneider.

     Attached hereto, and incorporated herein by reference in their entirety, as Exhibits 99.1 and 99.2, are copies of the complaints.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

      99.1 Complaint of M. Todd Seis against J. George Mikelsons; John P. Tague; James W. Hlavacek; Kenneth K. Wolff; Robert A. Abel; William P. Rogers, Jr.; Andrejs P. Stipnieks; and Amtran, Inc.

      99.2 Complaint of David Schneider against J. George Mikelsons; John P. Tague; James W. Hlavacek; Kenneth K. Wolff; Robert A. Abel; William P. Rogers, Jr.; Andrejs P. Stipnieks; and Amtran, Inc.


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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMTRAN, INC.


Date: May 24, 2001                     By:  /s/  Kenneth K. Wolff
                                          ------------------------------
                                           Name:  Kenneth K. Wolff
                                           Title: Executive Vice President & CFO


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                                 EXHIBIT INDEX


Exhibit No.              Description of the Exhibit
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      99.1    Complaint of M. Todd Seis against J. George Mikelsons; John P.
              Tague; James W. Hlavacek; Kenneth K. Wolff; Robert A. Abel; William P. Rogers, Jr.; Andrejs P. Stipnieks; and Amtran, Inc.


      99.2 Complaint of David Schneider against J. George Mikelsons; John P. Tague; James W. Hlavacek; Kenneth K. Wolff; Robert A. Abel; William P. Rogers, Jr.; Andrejs P. Stipnieks; and Amtran, Inc.